                                                                    Exhibit 99.4

                                FORM OF ELECTION

     To Accompany Certificates for Shares of Common Stock ("Shares") of Atlantes Corporation ("Atlantes"), Certificates Representing Warrants to Purchase Shares ("Warrants") and Stock Option Agreements Representing Options to Purchase Shares ("Options").

     Deposited in connection with an election to receive cash in the proposed merger (the "Merger") of MML Merging Company, a wholly owned subsidiary of Metromail Capital ("Metromail") with and into Atlantes Corporation ("Atlantes").

     ANY HOLDER OF SHARES, WARRANTS OR OPTIONS WHO WISHES TO ELECT TO RECEIVE CASH IN THE MERGER ("CASH ELECTION") MUST DELIVER THIS FORM OF ELECTION TO AMERICAN STOCK TRANSFER AND TRUST COMPANY (THE "EXCHANGE AGENT") BY 5:00 P.M.,
NEW YORK TIME, ON        , 1997 (THE "ELECTION DATE").

     Holders of Shares, Warrants or Options wishing to receive Common Stock of Metromail for all their Shares, Warrants or Options should not submit this Form of Election.

     This Form of Election should be sent or delivered as follows:

By Mail, by Overnight Courier or by Hand:

American Stock Transfer and Trust Company
40 Wall Street 46th Floor
New York, New York 10005

(If by mail, certified mail is recommended)


DELIVERY OF THIS FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Atlantes has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 17, 1997 among Metromail Corporation ("Metromail"), MML Merging Company, a wholly-owned subsidiary of Metromail ("Mergerco"), and Atlantes pursuant to which, subject to the terms and conditions thereof, Mergerco will merge with and into Atlantes and the shareholders of Atlantes will receive for each Share held by them immediately prior to the effective time (the "Effective Time") of the Merger (1) 1.241 shares of Common Stock, $.01 par value, of Metromail ("Metromail Common Stock"), or, at the election of the holder thereof but subject to certain limitations, $25.99 in cash plus (2) the right to receive shares of Metromail Common Stock depending on the achievement of certain performance targets ("Contingent Shares").

     At the Effective Time of the Merger, each Warrant outstanding immediately prior to the Effective Time will be converted into (i) 1.193 shares of Metromail Common Stock, or at the election of the holder but subject to certain limitations, $24.99 in cash, plus (ii) the right to receive Contingent Shares.

     At the Effective Time of the Merger, each Option outstanding immediately prior to the Effective Time will be converted into (i) a specified number of shares of Metromail Common Stock (1.193 shares for each Option with an exercise price of $1.00 per share; 1.181 shares for each Option with an exercise price of $1.25 per share; 1.169 shares for each Option with an exercise price of $1.50 per share; and 1.145 shares for each Option with an exercise price of $2.00 per share), or, at the election of the holder thereof, $25.99 less the applicable exercise price of the Option in cash, plus (ii) the right to receive Contingent Shares.

     The Cash Election is subject to the terms and conditions set forth in the Merger Agreement and the Proxy Statement/Prospectus furnished to holders of Shares, Warrants and Options, each of which is incorporated herein by reference. Additional copies of the Proxy Statement/Prospectus are available from the Exchange Agent upon request.

     Pursuant to the Merger Agreement, the number of Shares and Warrants to be converted into the right to receive cash in the Merger is subject to certain limitations. No assurance can be given that a Cash Election by any given shareholder or Warrant holder, including this Cash Election by the undersigned, can be accommodated. Rather, the Cash Election by each holder of Shares or Warrants, including this Election by the undersigned, will be subject to the results of the election and allocation procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. There is no limitation on the number of Options for which a Cash Election may be made. See "The Merger Agreement--Cash Election" in the accompanying Proxy Statement/Prospectus for a more detailed description of the Cash Election.

     Holders of Shares, Warrants and/or Options who wish to exercise the Cash Election with respect to all or a portion of their Shares, Warrants and/or Options must complete this Form of Election, copies of which have been mailed, together with this Proxy Statement/Prospectus, to shareholders of record on the Atlantes Record Date (as defined in the Proxy Statement/Prospectus) and to holders of Warrants and Options whose names are registered on the books and records of Atlantes. A Cash Election shall have been properly made only if the Exchange Agent shall have received, by 5:00 P.M., New York time, on the Election Date, a Form of Election properly completed and signed and accompanied by the stock certificates, warrant certificates or stock option agreements representing the Shares, Warrants and/or Options as to which the Form of Election relates. Holders who do not make the Cash Election or do not comply with the Cash Election procedure set forth in the Proxy Statement/ Prospectus and this Form of Election will receive Metromail Common Stock and will not receive any cash in the Merger (other than cash in lieu of fractional shares of Metromail Common Stock).

EACH HOLDER OF SHARES, WARRANTS AND/OR OPTIONS IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE MERGER AND THIS FORM OF ELECTION WITH SUCH HOLDER'S PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHETHER TO MAKE A CASH ELECTION. THE TAX CONSEQUENCES OF A CASH ELECTION WILL VARY DEPENDING UPON A NUMBER OF FACTORS. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "THE MERGER--CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES" IN THE PROXY STATEMENT/PROSPECTUS.

-------------------------------------------------------------------------------------------------
 Box 1                DESCRIPTION OF SHARES SUBJECT TO CASH ELECTION
-------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s)                       Shares
           (Please fill in, if blank)               (Attach Additional list, if necessary)
-------------------------------------------------------------------------------------------------
                                                    Share          Number of Shares   Number of
                                                    Certificate    Represented by     Shares
                                                    Number(s)      Certificate(s)     Subject to
                                                                                      Cash
                                                                                      Election*
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                    Total Shares
-------------------------------------------------------------------------------------------------
 *Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Exchange Agent are subject to Cash
  Election.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Box 2                   DESCRIPTION OF WARRANTS SUBJECT TO CASH ELECTION
-------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s)                       Warrants
 (Please fill in, if blank)                        (Attach Additional list, if necessary)
-------------------------------------------------------------------------------------------------
                                                   Warrant         Number of          Number of
                                                   Certificate     Warrants           Warrants
                                                   Number(s)       Represented by     Subject to
                                                                   Certificate(s)     Cash
                                                                                      Election*
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                   Total Warrants
-------------------------------------------------------------------------------------------------
 *Unless otherwise indicated, it will be assumed that all Warrants represented by any certificates delivered to Atlantes are subject to Cash
  Election.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Box 3                   DESCRIPTION OF OPTIONS SUBJECT TO CASH ELECTION
-------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Holder(s)                            Options
     (Please fill in, if blank)                   (Attach Additional list, if necessary)
-------------------------------------------------------------------------------------------------
                                         Exercise    Date of       Number of Shares   Number of
                                         Price       Stock         Subject to Stock   Option
                                                     Option        Option             Shares
                                                     Agreement     Agreement(s)       Subject to
                                                                                      Cash
                                                                                      Election*
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                               Total Shares
-------------------------------------------------------------------------------------------------
 *Unless otherwise indicated, it will be assumed that all Shares issuable upon exercise of Options ("Option Shares") represented by any agreement delivered to Atlantes are subject to Cash Election.
-------------------------------------------------------------------------------------------------

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned, pursuant to the terms and conditions of the Merger Agreement, hereby deposits with the Exchange Agent (i) the certificate represents Shares described in Box 1, (ii) the certificates representing Warrants described in Box 2 and/or to (iii) the stock option agreements evidencing the Options described is Box 3 and hereby makes the Cash Election with respect to the Shares, Warrants and/or Options indicated in the last column of each of Boxes 1, 2 and 3, upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus, the receipt of which is hereby acknowledged, and in this Form of Election.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to make the Cash Election with respect to the Shares, Warrants and/or Options described above. The undersigned will, upon request, execute and deliver any additional documents deemed by Atlantes or Metromail to be necessary or desirable to complete the Cash Election.

     All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Any Cash Election may only be revoked in accordance with the procedures set forth in the Merger Agreement. See Instruction 5 and "The Merger Agreement--Cash Election" in the accompanying Proxy Statement/Prospectus.

------------------------------------------------------------------

------------------------------------------------------------------
 Box 4                     SIGN HERE
------------------------------------------------------------------
                     Signature(s) of Owner(s)

------------------------------------------------------------------
 Name(s)________________________________________________________

------------------------------------------------------------------
                          (Please Print)

 Capacity (full title)
------------------------------------------------------------------
 Address________________________________________________________
 _______________________________________________________________
 _______________________________________________________________
                                                      (Zip Code)
 _______________________________________________________________
 Area Code and Telephone Number_________________________________

 Taxpayer Identification Number or Social Security
 Number_________________________________________________________

 Dated:__________________________________________________, 199__


------------------------------------------------------------------
 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s), warrant certificate(s) or stock option agreement(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3).
------------------------------------------------------------------

-------------------------------------------------------------------
 Box 5              GUARANTEE OF SIGNATURE(S)
                       (See Instruction 8)


 FOR USE BY FINANCIAL INSTITUTIONS ONLY.  PLACE MEDALLION
 GUARANTEE IN SPACE BELOW.


 Authorized signature(s)__________________________________________

 Name_____________________________________________________________

 Name of Firm_____________________________________________________

 Address__________________________________________________________

                                                (Include Zip Code)
 -----------------------------------------------------------------

 Area Code and Telephone Number___________________________________

 Dated:_____________________________________________________, 1997
-------------------------------------------------------------------

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the cash to be received in the Merger and the certificate for shares of Metromail Common Stock in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the cash to be received in the Merger and the certificate for shares of Metromail Common Stock to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the cash to be received in the Merger and the certificate for shares of Metromail Common Stock to the person(s) so indicated.

-----------------------------------------
   Box 6 SPECIAL PAYMENT INSTRUCTIONS
          (See Instruction 8)

-----------------------------------------
    To be completed ONLY if the
 check for the cash to be received in
 the Merger and the certificate for
 shares of Metromail Common Stock are
 to be issued in the name of someone
 other than the undersigned.

 Issue  [_] Check  [_] Certificate to:

 Name___________________________________
              (Please Print)

 Address________________________________
 _______________________________________
                  (Zip Code)

 _______________________________________
   (Taxpayer Identification or Social
              Security No.)

       (See Substitute Form W-9)


-----------------------------------------
-----------------------------------------

-----------------------------------------
   Box 7 SPECIAL DELIVERY INSTRUCTIONS
          (See Instruction 9)

-----------------------------------------
     To be completed ONLY if the
 check for the cash to be received in
 the Merger and the certificate for
 shares of Metromail Common Stock are
 to be mailed to someone other than
 the undersigned or to the undersigned
 at an address other than that shown
 below the undersigned's signature(s).

 Mail  [_] Check   [_] Certificates to:

 Name_________________________________
             (Please Print)

 Address______________________________
 _____________________________________
 _____________________________________
               (Zip Code)

 _____________________________________
   (Taxpayer Identification or Social
            Security No.)

       (See Substitute Form W-9)

-----------------------------------------
-----------------------------------------

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE CASH ELECTION.

     If you wish to make a Cash Election, this Form of Election should be properly filled in, dated and signed and delivered, together with all certificates for Shares and/or Warrants and/or stock option agreements for Options for which you are making the Cash Election, to the Exchange Agent at the appropriate address set forth on the front hereof. Please read and follow carefully the instructions regarding completion of this Form of Election set forth below. If you have any questions concerning this Form of Election or require any information or assistance, see Instruction 11.

     ANY HOLDER OF SHARES, WARRANTS AND/OR OPTIONS WHO INTENDS TO RECEIVE ONLY METROMAIL COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS FORM OF ELECTION AND SHOULD NOT SUBMIT CERTIFICATES OR AGREEMENTS FOR EXCHANGE UNTIL SUCH HOLDER RECEIVES THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM THE EXCHANGE AGENT WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE MERGER.

     1. Delivery of Form of Election. This Form of Election is to be used to make the Cash Election. A properly completed and duly executed Form of Election, and any other documents required by this form, must be received by the Exchange Agent at its address set forth above on or prior to the Election Date. No alternative, conditional or contingent Cash Elections are permitted.

     THE METHOD OF DELIVERY OF THIS FORM AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF SHARES, WARRANTS AND/OR OPTIONS. IF THIS FORM IS SENT BY MAIL, CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY TO THE EXCHANGE AGENT.

     2. Inadequate Space. If the space provided herein is inadequate, list and attach hereto on a separate schedule, the information requested with respect to Shares, Warrants and/or Options subject to a Cash Election.

     3. Signatures on Form of Election. If this Form of Election is signed by the registered holder of the Shares, Warrants and/or Options, the signature must correspond with the name as written on the face of the certificates for Shares and/or Warrants and on the stock option agreement for Options without alteration, enlargement or any change whatsoever. If any of the Shares, Warrants and/or Options subject to a Cash Election are owned of record by two or more joint owners, all such owners must sign this form.

     If any of the Shares, Warrants and/or Options subject to a Cash Election are registered in different names, it will be necessary to complete, sign and submit as many separate Forms of Election as there are different registrations.

     If this Cash Election Form is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Atlantes and Metromail, proper evidence satisfactory to Atlantes and Metromail of their authority so to act must be submitted.

     4. Irregularities and Waiver of Conditions. All questions as to the validity, form and eligibility (including time of receipt) of any Cash Election will be determined by Metromail and Atlantes, in their sole discretion, which determination shall be final and binding. Metromail and Atlantes reserve the absolute right to reject any Cash Election determined by them not to be in proper form, or the acceptance of which may, in the opinion of their respective counsel, be unlawful. Metromail and Atlantes also reserve the absolute right to waive any defect or irregularity in any Cash Election with respect to any particular Shares, Warrants and/or Options or any particular holder, and such interpretations of the terms and conditions of the Cash Election (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with a Cash Election must be cured within such time as Metromail and Atlantes shall determine. None of Metromail, Atlantes or any other person will be under any duty or obligation to give notice of any defects or irregularities in Cash Elections, nor shall any of them incur any liability for failure to give such notice.

     5. Change or Revocation of Election. Any holder may at any time prior to the Election Date change such holder's election by written notice received by the Exchange Agent at or prior to the Election Date accompanied by a properly completed Form of Election. Metromail and Atlantes have the right in their sole discretion and by mutual agreement to permit changes in Elections after the Election Date. Any holder may at any time prior to the Election Date revoke such holder's election by written notice received by the Exchange Agent at or prior to the Election Date or by withdrawal prior to the Election Date of any stock certificates, warrant certificates or stock option agreements previously deposited with the Exchange Agent. Any revocation of an election may be withdrawn by notice of such withdrawal delivered at or prior to the Election Date. Any holder who shall have deposited any stock certificates, warrant certificates or stock option agreements with the Exchange Agent shall again have the right to withdraw such stock certificates, warrant certificates or stock option agreements by written notice received by the Exchange Agent and thereby revoke such holder's election as of the Election Date at any time after the expiration of the period of 60 days following the Election Date if the Merger shall not have been consummated prior thereto.

     6. Lost Certificates. If you are not able to locate your stock certificates, warrant certificates or stock option agreements, you should contact Atlantes, at 90 Madison Street, Denver, Colorado. In such event, Atlantes will forward additional documentation for you to complete in order to effectively surrender such lost or destroyed certificate(s) or agreements.

     7. Stock Transfer Taxes. If payment of the cash to be received in the Merger and the certificate for shares of Metromail Common Stock are to be issued in the name of, any person other than the registered holder(s), then the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Form of Election.

     8. Special Payment Instructions. If the check for the cash to be received in the Merger and the certificate for shares of Metromail Common Stock are to be issued in the name of someone other than the registered holder(s) of the Shares, Warrants and/or Options, you must follow the guidelines below. Note that in each circumstance listed below holder(s) must have signature(s) guaranteed and complete Box 4.

     (a) Endorsement and Guaranty. The certificate(s) for such Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate for such Shares; and warrant certificates and stock option agreements must be accompanied by evidence of due transfer, in each case to the person who is to receive the cash and/or Metromail Common Stock. The signature(s) of the registered holder(s) on any such certificates, stock powers or other documents must correspond with the name(s) written upon the face of the certificate(s) or agreements in every particular and must be guaranteed by an Eligible Guarantor Institution as defined below.


                  DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

     Generally an eligible guarantor institution as defined in Section 240.17Ad-15 of the Securities and Exchange Commission regulation means:

     1)  Banks as defined in Section 3(a) of the Federal Deposit Insurance Act.

     2) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those are defined under the Securities Exchange Act of 1934.

     3) Credit unions (as that term is defined in Section 19 (B)(1)(A) of the Federal Reserve Act).

     4) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934.

     5) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

     (b) Transferee's Signature. The Form of Election must be signed by the transferee or assignee or such person's agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by an eligible guarantor institution as provided in Instruction 8(a).

     (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership proceed as follows:
For a change in name by marriage, etc., the Form of Election should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Form of Election should be signed, e.g., "James E. Brown, incorrectly inscribed as J.
E. Brown." The signature in each case should be guaranteed in the manner described in Instruction 4(a) above and the holder should complete Box 6.

     9. Special Instructions for Delivery by the Exchange Agent. The check for the cash to be received in the Merger and the certificates for shares of Metromail Common Stock will be mailed to the address set forth in Box 4 unless instructions to the contrary are given in Box 7 entitled "Special Delivery Instructions."

     10. Substitute Form W-9. Holders of Shares, Warrants and/or Options are required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the holder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the cash and/or shares of Metromail Common Stock to be received in the Merger.

     11. Requests for Assistance or Additional Copies. Requests for information or additional copies of this Form of Election or the Proxy Statement/Prospectus should be directed to the Exchange Agent at 40 Wall Street, 46th Floor, New York, New York 10005 (800) 937-5449.


                           IMPORTANT TAX INFORMATION

     Under federal income tax law, holders of Shares, Warrants and/or Options are required to provide the Exchange Agent with such holder's correct TIN on the Substitute Form W-9. If such holder is an individual, the TIN is such holder's Social Security Number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Shares, Warrants and/or Options converted in the Merger may be subject to backup withholding.

     Certain holders (including, among others, generally all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

     To prevent backup federal income tax withholding on payments that are made to a holder with respect to Shares, Warrants and/or Options converted in the Merger, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

What Number to Give the Exchange Agent

     The holder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record owner of the Shares, Warrants and/or Option. If the Shares,

Warrants and/or Option are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                      PAYOR'S NAME:  THE BANK OF NEW YORK
--------------------------------------------------------------------------------
SUBSTITUTE
Form W-9


Department of the Treasury,
Internal Revenue Service


Payor's Request for Taxpayer
Identification Number
("TIN")
and Certification

Part I - PLEASE PROVIDE YOUR TIN IN
THE BOX AT THE RIGHT AND CERTIFY BY
SIGNING AND DATING BELOW.

TIN:
____________________________
       Social Security
      Number or Employer
     Identification Number

--------------------------------------------------------------------------------
Part II - For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification
Number on Substitute Form W-9 and complete as instructed therein.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Certification - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividend, or (c) the IRS has notified me that I am no longer subject to backup withholding.

--------------------------------------------------------------------------------

SIGNATURE:_______________________________
DATE:____________________________________
--------------------------------------------------------------------------------

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

-------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Merger made to me thereafter will be withheld until I provide a number.

 Signature:_______________________________
 Date:____________________________________
-------------------------------------------------------------------------